SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2004

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                 Nevada                                   76-0364866
  -----------------------------------            -----------------------------
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                     Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas          77042
--------------------------------------------------------------        --------
    (Address of principal executive offices)                          (Zip Code)

            Registrant's telephone number, including area code: (713) 297-7000

Item 5.  Other Events.

On March 11, 2004, U.S. Physical Therapy, Inc. (the "Company") a national operator of physical and occupational therapy outpatient clinics, issued a press release announcing that the Company will present at the SG Cowen Healthcare Conference on Thursday, March 11, 2004.

Larry McAfee, CFO, will address the conference taking place at The Marriott Copley Place in Boston, MA. A copy of the presentation may be accessed on the Company's website www.usph.com. A copy of the press release is attached hereto as Exhibit 99.1.


Exhibits                 Description of Exhibits
--------                 ------------------------
99.1                     Press release dated March 11, 2004.*

* Furnished herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U.S. PHYSICAL THERAPY, INC.


Dated: March 11, 2004              By:  /s/ LAWRANCE W. MCAFEE
                                      ------------------------
                                              Lawrance W. McAfee
                                              Chief Financial Officer
                                (duly authorized officer and principal financial
                                            and accounting officer)

EXHIBIT              DESCRIPTION OF EXHIBIT
--------             ------------------------
99.1                 Press release dated March 11, 2004.*

* Furnished herewith